Exhibit 32.1
CERTIFICATIONS OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C.
SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     I, Arthur Zafiropoulo, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:
•	the Quarterly Report of Ultratech, Inc. on Form 10-Q for the period ended September 29, 2007 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

•	the information contained in such Quarterly Report fairly presents in all material respects the financial condition and results of operations of Ultratech, Inc.

By:	/s/ ARTHUR ZAFIROPOULO		Date: October 29, 2007

	Name:	Arthur Zafiropoulo
	Title:	Chief Executive Officer
     I, Bruce Wright, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:
•	the Quarterly Report of Ultratech, Inc. on Form 10-Q for the period ended September 29, 2007 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

•	the information contained in such Quarterly Report fairly presents in all material respects the financial condition and results of operations of Ultratech, Inc.

By:	/s/ BRUCE WRIGHT		Date: October 29, 2007

	Name:	Bruce Wright
	Title:	Chief Financial Officer

*	A signed original of this written statement required by Section 906 has been provided to Ultratech, Inc. and will be retained by Ultratech, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.